Exhibit 99
General Electric Company and consolidated alliliates
Unaudited revised summary operating segment financial information
(In millions)

		First	Second	Third	Fourth
	2009	Quarter	Quarter	Quarter	Quarter

Revenues
Energy Infrastructure	$40,648	$9,082	$10,459	$9,769	$11,338
Technology Infrastructure	38,517	9,523	9,637	9,306	10,051
Home & Business Solutions	8,443	1,924	2,169	2,136	2,214
Capital Finance	51,251	13,775	12,736	12,005	12,735
NBC Universal	15,436	3,524	3,565	4,079	4,268
Total segment revenues	154,295	37,828	38,566	37,295	40,606
Corporate items and eliminations	2,488	610	542	504	832
Consolidated revenues from
continuing operations	$156,783	$38,438	$39,108	$37,799	$41,438

Segment profit
Energy Infrastructure	$7,105	$1,318	$1,863	$1,649	$2,275
Technology Infrastructure	6,785	1,702	1,743	1,645	1,695
Home & Business Solutions	370	45	90	104	131
Capital Finance	1,737	1,029	431	141	136
NBC Universal	2,264	391	539	732	602
Total segment profit	18,261	4,485	4,666	4,271	4,839

Corporate items and eliminations	(2,826)	(417)	(538)	(811)	(1,060)
GE interest and other financial charges	(1,478)	(376)	(348)	(352)	(402)
GE provision for income taxes	(2,739)	(842)	(897)	(654)	(346)
Earnings from continuing operations
attributable to the Company	11,218	2,850	2,883	2,454	3,031
Earnings (loss) from discontinued,
operations net of taxes,attributable
to the Company	(193)	(21)	(194)	40	(18)
Consolidated net earnings attributable
to the Company	$11,025	$2,829	$2,689	$2,494	$3,013

		March 31, 2009	June 30, 2009	Sept. 30, 2009	Dec. 31, 2009

Capital Finance Assets		$612,957	$625,877	$631,736	$623,555

		First	Second	Third	Fourth
	2008	Quarter	Quarter	Quarter	Quarter	2007
Revenues
Energy Infrastructure	$43,046	$8,769	$10,850	$10,905	$12,522	$34,880
Technology Infrastructure	41,605	9,355	10,617	10,257	11,376	38,338
Home & Business Solutions	10,113	2,473	2,706	2,566	2,368	11,026
Capital Finance	68,577	17,318	18,198	17,854	15,207	68,148
NBC Universal	16,969	3,584	3,882	5,073	4,430	15,416
Total segment revenues	180,310	41,499	46,253	46,655	45,903	167,808
Corporate items and eliminations	2,205	729	587	579	310	4,680
Consolidated revenues from
continuing operations	$182,515	$42,228	$46,840	$47,234	$46,213	172,488

Segment profit
Energy Infrastructure	$6,497	$1,161	$1,675	$1,538	$2,123	$5,238
Technology Infrastructure	7,460	1,547	1,894	1,713	2,306	7,186
Home & Business Solutions	368	145	145	36	42	985
Capital Finance	8,121	2,495	2,789	2,148	689	12,369
NBC Universal	3,131	712	909	645	865	3,107
Total segment profit	25,577	6,060	7,412	6,080	6,025	28,885

Corporate items and eliminations	(1,908)	(349)	(482)	(83)	(994)	(1,641)
GE interest and other financial charges	(2,153)	(602)	(554)	(525)	(472)	(1,993)
GE provision for income taxes	(3,427)	(758)	(982)	(995)	(692)	(2,794)
Earnings from continuing operations
attributable to the Company	18,089	4,351	5,394	4,477	3,867	22,457
Earnings (loss) from discontinued
operations, net of taxes,
attributable to the Company	(679)	(47)	(322)	(165)	(145)	(249)
Consolidated net earnings
attributable to the Company	$17,410	$4,304	$5,072	$4,312	$3,722	$22,208

		March 31, 2008	June 30, 2008	Sept . 30, 2008	Dec. 31, 2008	Dec. 31, 2007

Capital Finance Assets		$653,288	$664,593	$655,110	$637,642	$614,544

Exhibit 99

General Electric Company and consolidated alliliates
Unaudited revised summary operating segment financial information
(In millions)

		First	Second	Third	Fourth
	2009	Quarter	Quarter	Quarter	Quarter
Energy Infrastructure
Revenues	$40,648	$9,082	$10,459	$9,769	$11,338

Segment profit	$7,105	$1,318	$1,863	$1,649	$2,275

Revenues
Energy	$33,699	$7,784	$8,686	$7,979	$9,250
Oil & Gas	7,743	1,543	1,948	1,953	2,299

Segment profit
Energy	$6,045	$1,196	$1,614	$1,340	$1,895
Oil & Gas	1,222	179	283	338	422

Technology Infrastructure
Revenues	$38,517	$9,523	$9,637	$9,306	$10,051

Segment profit	$6,785	$1,702	$1,743	$1,645	$1,695

Revenues
Aviation	$18,728	$4,817	$4,619	$4,542	$4,750
Healthcare	16,015	3,545	3,964	3,801	4,705
Transportation	3,827	1,171	1,069	970	617

Segment profit
Aviation	$3,923	$1,080	$923	$970	$950
Healthcare	2,420	411	590	508	911
Transportation	473	217	236	177	(157)

		First	Second	Third	Fourth
	2008	Quarter	Quarter	Quarter	Quarter	2007

Energy Infrastructure
Revenues	$43,046	$8,769	$10,850	$10,905	$12,522	$34,880

Segment profit	$6,497	$1,161	$1,675	$1,538	$2,123	$5,238

Revenues
Energy	$36,308	$7,401	$9,090	$9,150	$10,667	$28,970
Oil & Gas	7,417	1,535	1,895	1,891	2,096	6,849

Segment profit
Energy	$5,484	$1,029	$1,442	$1,255	$1,758	$4,478
Oil & Gas	1,127	161	255	305	406	860

Technology Infrastructure
Revenues	$41,605	$9,355	$10,617	$10,257	$11,376	$38,338

Segment profit	$7,460	$1,547	$1,894	$1,713	$2,306	$7,186

Revenues
Aviation	$19,239	$4,320	$4,923	$4,841	$5,155	$16,819
Healthcare	17,392	3,887	4,491	4,191	4,823	16,997
Transportation	5,016	1,148	1,202	1,256	1,410	4,523

Segment profit
Aviation	$3,684	$775	$914	$834	$1,161	$3,222
Healthcare	2,851	528	747	634	942	3,056
Transportation	962	254	241	255	212	936